List of Schedules

1.01 (a) Product Inventory
1.01 (b) Packaging Inventory
1.01 (c) US and foreign patents, trademarks, and registrations relating to the product
1.01 (d) Contracts and Agreements
1.01 (e) Marketing and sales materials
1.01 (f) Permits,  approvals,  and certifications
1.01 (g) Product records
1.03     Seller's Bank Account
3.08     Patents,  trademarks,  and trade names
3.10     Insurance Binder
3.11     Contracts and  Agreements
3.12     Customer  List
3.14     Environmental matters
3.16     Permits
3.20     See 1.01 (a)
6.01     Corporate guarantee

                                Schedule 1.01 (a)
                               Product Inventory*

I.       Chocolate NiteBite

         A.       Cases of Six Count Boxes                     Approximately 610
         B.       Cases of Thirty Count Boxes                  Approximately 200
         C.       100-Count boxes                              Approximately 100

II.      Peanut Butter NiteBite

         A.       Cases of Six Count Boxes                     Approximately 290
         B.       Cases of Thirty Count Boxes                  Approximately 100
         C.       100-Count boxes                              Approximately 100

III.     Banana NiteBite
         A.       Cases of Six Count Boxes                     Approximately 500
         B.       Cases of Thirty Count Boxes                  Approximately 110
         C.       100-Count boxes                              Approximately  65















* There are 12 six-counts per case and 6 thirty-counts per case

                                Schedule 1.01 (b)
                               Packaging Inventory

                                                  Approximate # Impressions

I.       Bar Wrap

         A.    Chocolate Flavor*                           939,600
         B.    Peanut Butter Flavor*                     1,044,000
         C.    Banana Flavor                               904,800


II.      Display Boxes                                   Approximate # Remaining
         A.    Six-count display boxes
               1.)      Chocolate Flavor*                        1,275
               2.)      Peanut Butter Flavor*                    6,495
               3.)      Banana Flavor                           17,100

         B.    Thirty-count display boxes
               1.)      Chocolate Flavor*                        4,150
               2.)      Peanut Butter Flavor*                    2,653
               3.)      Banana Flavor                            6,000

III.     Master Shippers
         A.    Six-count master shippers
               1.)      Chocolate Flavor*                        1,050
               2.)      Peanut Butter Flavor*                      510
               3.)      Banana Flavor                            1,565

         C.    Thirty-count display boxes
               1.)      Chocolate Flavor*                          655
               2.)      Peanut Butter Flavor*                      315
               3.)      Banana Flavor                            1,200




*        These totals are prior to January 2000 production run at Nellson
         Nutraceutical

                                Schedule 1.01 (c)
              US and Foreign patents, trademarks, and registrations

A.       US Patent No. 5,866,555
B.       CIP US Application # 09/241,004
C. Foreign patent and patent application filings including: PCT application, EPO, China, Brazil, Israel, and Japan
D.       NiteBite(R)trademark
E. Any and all foreign trademark rights with respect to NiteBite (including registrations in Chile, Argentina and Brazil)
F. Timed-release Glucose Bar(TM)rights pursuant to License Agreement with Amerifit Nutrition, Inc.

                                Schedule 1.01 (d)
                            Contracts and Agreements

A.       Contract with Product manufacturer, Nellson Nutraceutical
B.       Toll-free Product number 1-800-795-1880
C.       Internet Domain Name www.nitebite.com

                                Schedule 1.01 (e)
                          Marketing and Sales Materials

Item / Descripion                                             Approximate Number

NiteBite Envelopes                                            60,000
NiteBite Brochures                                            62,000
NiteBite Summer Camp Materials                                   200
NiteBite Night Shirts                                            200
NiteBite Prescription Pads                                       350
NiteBite Exercise Study Reprints                              12,000
NiteBite Trial Size Brochure Cards                            42,000
NiteBite Trial Size Display Box                                2,900
NiteBite Free Sample Brochure Cards                           45,000
NiteBite Free Sample Display Box                               3,000
NiteBite Shipping Boxes                                        6,300
NiteBite Artwork                                              CD ROM

                                Schedule 1.01 (f)
                       Permits, Approvals, Certifications

None

                                Schedule 1.01 (g)
                                 Product Records

A.       Customer List
B.       Customer Files
C.       Maximizer Database Records

                                 Schedule 1.03
                Seller's Bank Account Information and Allocation

Bank Information

                         Zion's Bank
                         Harrison Blvd Office
                         4286 Harrison Blvd
                         Ogden, UT 84403
                         Phone 801-626-2841

Account Information

                         Optim Nutrition
                         Acct # 067-00455-6
                         ABA # 124 000 054


Allocation of Purchase Price

Inventory         $  100,000.00
Non-compete       $   25,000.00
Goodwill          $1,357,000.00

                                  Schedule 3.08
                      Patents, Trademarks, and Trade Names

See Schedule 1.01 (c)

                                  Schedule 3.10
                                 Insurance Binder

A.                Copy of Agreement

                                  Schedule 3.11
                             Contracts and Agreements

Outstanding Purchase Orders:

Customer            Date              PO #                          Amount

McKesson            12-27-99          PO# 173257040             333.60
McKesson            12-27-99          PO# 176257055             725.40
McKesson            12-27-99          PO# 183257052             333.60
McKesson            12-27-99          PO# 813257051             137.70
McKesson            12-27-99          PO# 152257041             195.90
McKesson            12-27-99          PO# 154257047             195.90
McKesson            12-27-99          PO# 128257038             370.44
McKesson            12-27-99          PO# 129257042             137.70
McKesson            12-27-99          PO# 131257042             195.90
McKesson            12-27-99          PO# 132257038             391.80
McKesson            12-27-99          PO# 148257055             391.80
McKesson            12-27-99          PO# 110257035             884.40
McKesson            12-27-99          PO# 101257048              58.20

Cardinal            01-04-00          PO# 89905                 275.40

American Sales      01-05-00          PO# 101-3147             1744.20

McKesson            01-04-00          PO# 165002030             333.60
McKesson            01-04-00          PO# 164002035             174.60
McKesson            01-04-00          PO# 147002045             413.10
McKesson            01-04-00          PO# 125002028             333.60
McKesson            01-04-00          PO# 113002038             116.40
McKesson            01-04-00          PO# 101002041              58.20

Bindley Western     12-28-99          PO# 55723CD               174.24
Bindley Western     12-30-99          PO# 44737KD               413.10
Bindley Western     12-30-99          PO# 12391BD               116.16

Walsh Distribution  01-07-00          PO# 338448                291.00

Bergen Brunswig     01-07-00          PO# 011460870            1386.18
Bergen Brunswig     01-07-00          PO# 012799673             957.78
Bergen Brunswig     01-07-00          PO# 015526944             137.70
Bergen Brunswig     01-07-00          PO# 016633991             719.10
Bergen Brunswig     01-07-00          PO# 017495722             116.28
Bergen Brunswig     01-07-00          PO# 020034494             936.36
Bergen Brunswig     01-07-00          PO# 024720898             602.82
Bergen Brunswig     01-07-00          PO# 030825205             333.54
Bergen Brunswig     01-07-00          PO# 032449321             137.70

                             Schedule 3.11 Continued

Outstanding Purchase Orders:

Customer            Date              PO #                          Amount

Bergen Brunswig     01-07-00          PO# 035071250             253.98
Bergen Brunswig     01-07-00          PO# 036101530             639.54
Bergen Brunswig     01-07-00          PO# 037527416             275.40
Bergen Brunswig     01-07-00          PO# 038746377             862.92
Bergen Brunswig     01-07-00          PO# 039524569              58.14
Bergen Brunswig     01-07-00          PO# 040499849             116.28
Bergen Brunswig     01-07-00          PO# 041490510              58.14
Bergen Brunswig     01-07-00          PO # 049036298            195.84
Bergen Brunswig     01-07-00          PO# 072335310             137.70
Bergen Brunswig     01-07-00          PO# 081498854             232.56

Amerisource         01-12-00          PO# 2297467               104.10

McKesson            01-11-00          PO# 813007033              58.20
McKesson            01-11-00          PO# 195007036             471.30
McKesson            01-11-00          PO# 190007023              58.20
McKesson            01-11-00          PO# 176007037             116.34
McKesson            01-11-00          PO# 170007033              58.20
McKesson            01-11-00          PO# 147007026             391.80
McKesson            01-11-00          PO# 131007030              58.20
McKesson            01-11-00          PO# 129007039             195.90
McKesson            01-11-00          PO# 109007039             116.40

Distribution Agreements:
A.       Roche Diagnostics NZ Limited
B.       Chemipal Ltd

Other Contracts and Agreements:
See Schedule 1.01 (d)

                                  Schedule 3.12
                                 Customer Lists

The full customer lists will be provided to the Purchaser prior to or at the Closing, in the following formats:

A.       Maximizer Database Files
B.       Printout of customers from Maximizer

                                  Schedule 3.14
                              Environmental Matters

None.

                                  Schedule 3.16
                                     Permits

None.

                                  Schedule 3.20
                                   Inventories

See Schedules 1.01 (a) and 1.01 (b)